UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 18, 2008
(Date of earliest event reported)

HIRERIGHT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-33613

Delaware (State or other jurisdiction of incorporation)	33-0465016 (IRS Employer Identification No.)

5151 California Avenue, Irvine, California 92617

www.hireright.com
(Address of principal executive offices, including zip code)

(949) 428-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

                On August 18, 2008, HireRight, Inc. (the “Company”) issued a press release announcing that the Company’s stockholders voted to approve the previously announced Agreement and Plan of Merger, dated as of June 9, 2008, among the Company, US Investigations Services, LLC and Hercules Acquisition Corp., as amended by Amendment No. 1 thereto, dated July 23, 2008, and Amendment No. 2 thereto, dated July 29, 2008, at a special meeting of the Company’s stockholders held on August 18, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

            The following exhibit is being filed with this Current Report on Form 8-K:

            99.1      Press Release, dated August 18, 2008, issued by HireRight, Inc.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRERIGHT, INC., a Delaware corporation

By:	/s/ Eric J. Boden
Eric J. Boden Chief Executive Officer

Date:  August 18, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 18, 2008, issued by HireRight, Inc.